Form 8-K

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Date of Report

June 14, 2004

BAB, Inc.

(Name of small business issuer in its charter

                                                  Delaware                                                 Commission file number

(State or other jurisdiction of incorporation or organization)                        0-31555

36-4389547 (I.R.S. Employer Identification Number)

500 Lake Cook Road, Suite 475, Deerfield, IL 60015

        (Address of principal executive offices)        (Zip Code)

Issuer's telephone number (847) 948-7520

Item 1.  Changes in Control of Registrant                                         Not Applicable

Item 2.  Acquisition or disposition of Assets                                     Not Applicable

Item 3.  Bankruptcy or Receivership                                                Not Applicable

Item 4.  Changes in Registrant's Certifying Accountant

 Based upon an extensive review by the Audit Committee of BAB, Inc. and its recommendation, the Board of Directors of BAB, Inc. (the "Company"), effective June 7, 2004, engaged Altschuler, Melvoin & Glasser, LLP and dismissed Blackman Kallick Bartelstein LLP as the principal accountants of the Company and its subsidiaries for the year ended November 30, 2004.

        In connection with the audits of the two most recent fiscal years preceding such engagement, there have been no disagreements with the former accountants, Blackman Kallick Bartelstein LLP, on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedure, if not resolved to their satisfaction, would have caused them to make reference to the subject matter in their opinion.

        The report of Blackman Kallick Bartelstein LLP on the consolidated financial statement of the Company for the most recent fiscal years did not contain an adverse opinion or a disclaimer of opinion and was not modified as to uncertainty, audit scope, accounting principles or any other matter.

        A letter from Blackman Kallick Bartelstein LLP dated June 7, 2004, and addressed to the Commission is filed as an exhibit to this report.

Item 5.  Other Events                                                                     Not Applicable

Item 6.  Resignation of Registrant's Directors                                  Not Applicable

Item 7.  Financial Statements, Pro Forma and Exhibits

(c)      Exhibits

16.1      A copy of a letter from Blackman Kallick Bartelstein LLP dated June 7, 2004, addressed to the Securities and Exchange Commission.

Exhibit 16.1

June 7, 2004

Securities and Exchange Commission                                                                                                                                                                                         450 Fifth Street.N.W.                                                                                                                                                                                                         Washington, DC 20549

Commissioners:

We have read the statements made by BAB, Inc. (copy attached), which we understand will be filed with the Commission, pursuant to item 4 of Form 8-K, as part of the Company's Form 8-K report dated June 8, 2004.  We agree with the statements concerning our Firm in such Form 8-K.

Very truly yours,

\s\Blackman Kallick Bartelstein LLP

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                            BAB,Inc.                                                                                                                                                                                                                             (Registrant)                                                                                                                                                                                                                         /s/Michael W.Evans                                                                                                                                                                                                                     (Signature)                                                                                                                                                                                                                            Michael W. Evans, Chief Executive Officer                                        June 14, 2004 (Date)